Exhibit 99.1

Lexmark shareholders approve merger agreement

LEXINGTON, Ky., July 22, 2016

•	Lexmark International, Inc. today announced that its shareholders have approved the definitive merger agreement under which Lexmark is to be acquired by a consortium of investors led by Apex Technology Co., Ltd. and PAG Asia Capital and including Legend Capital Management Co., Ltd. Upon completion of the transaction, Lexmark shareholders will receive $40.50 per share in cash.

•	70% of the outstanding Lexmark shares were voted at the special shareholder meeting held today. Of the Lexmark shares that were voted, 99% were voted in favor of the merger.

•	The transaction remains subject to certain regulatory approvals, including among others the Committee on Foreign Investment in the U.S., and other customary closing conditions.

•	The transaction is expected to be completed in the second half of 2016.

•	The company plans to announce second quarter 2016 earnings before the opening of the New York Stock Exchange on Friday, July 29, 2016. The earnings release will be available on Lexmark’s investor relations website at http://investor.lexmark.com. Lexmark will not host a conference call with securities analysts and investors in conjunction with its second quarter 2016 earnings release and does not expect to do so in future quarters while this transaction is pending.

Supporting Quotes

“Today our shareholders approved this definitive merger agreement by an overwhelming margin,” said Paul Rooke, Lexmark chairman and chief executive officer. “This transaction is in the best interests of our shareholders, and we are confident it will benefit our customers, provide new opportunities for our employees, and enable Lexmark to continue to grow, innovate and expand our market presence in the Asia Pacific region.”

Lexmark International, Inc. 740 West New Circle Road Lexington, KY 40550 USA	1.859.232.2000 info@lexmark.com Lexmark.com

About Lexmark

Lexmark (NYSE: LXK) creates enterprise software, hardware and services that remove the inefficiencies of information silos and disconnected processes, connecting people to the information they need at the moment they need it. Open the possibilities at www.Lexmark.com.

Lexmark and the Lexmark logo are trademarks of Lexmark International, Inc., registered in the U.S. and/or other countries. All other trademarks are the property of their respective owners.

Safe Harbor

Statements about the expected timing, completion and effects of the proposed transaction and all other statements in this communication, other than historical facts, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements. All forward-looking statements speak only as of the date hereof and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements. Lexmark may not be able to complete the proposed transaction on the terms described herein or other acceptable terms or at all because of a number of factors, including without limitation (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, (2) the failure to satisfy closing conditions, (3) risks related to disruption of management’s attention from Lexmark’s ongoing business operations due to the pending transaction and (4) the effect of the announcement of the pending transaction on the ability of Lexmark to retain and hire key personnel, maintain relationships with its customers and suppliers, and maintain its operating results and business generally.

Actual results may differ materially from those indicated by such forward-looking statements. In addition, the forward-looking statements represent Lexmark’s views as of the date on which such statements were made. Lexmark anticipates that subsequent events and developments may cause its views to change. However, although Lexmark may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Lexmark’s views as of any date subsequent to the date hereof. Additional factors that may affect the business or financial results of Lexmark are described in the risk factors included in Lexmark’s filings with the SEC, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2015, which risk factors are incorporated herein by reference.

Investor Contact:

John Morgan

(859) 232-5568

jmorgan@lexmark.com

Media Contact:

Jerry Grasso

(859) 232-3546

ggrasso@lexmark.com

Lexmark International, Inc

740 West New Circle Road

Lexington, KY 40550

USA